Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tianyin Pharmaceutical Co., Inc. (the “Company”) on Form 10-K for the year ending June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report’), I, Quoqing Jiang, Chief Executive Officer and Acting Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date:  September 24, 2009

/s/  Guoqing Jiang
Guoqing Jiang
Chief Executive Officer and
Acting Chief Accounting Officer